UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2014.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

June 30, 2014

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping,

among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3,000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

© 2014 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds	¡	1

Performance Summary

Cumulative Returns at June 30, 2014

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q

Partners Fund (Inception 4/8/87)	1882.39%	633.13%	166.84%	86.87%	133.96%	29.06%	7.08%	6.80%

S&P 500 Index	1146.90	547.08	89.27	111.59	136.98	24.61	7.14	5.23

Small-Cap Fund (Inception 2/21/89)	1507.60	1096.77	352.57	177.67	190.50	24.00	9.24	3.87

Russell 2000 Index	997.54	550.00	217.54	130.34	151.03	23.64	3.19	2.05

International Fund (Inception 10/26/98)	298.48	na	198.21	68.19	67.66	22.76	1.67	-1.30

MSCI EAFE Index	122.76	na	96.08	95.49	74.41	23.57	4.78	4.09

Global Fund (Inception 12/27/12)	35.10	na	na	na	na	31.29	5.22	2.43

MSCI World Index	34.73	na	na	na	na	24.05	6.18	4.86

Average Annual Returns at June 30, 2014

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year

Partners Fund (Inception 4/8/87)	11.59%	10.47%	6.76%	6.45%	18.53%	29.06%

S&P 500 Index	9.70	9.79	4.35	7.78	18.83	24.61

Small-Cap Fund (Inception 2/21/89)	11.58	13.21	10.59	10.75	23.77	24.00

Russell 2000 Index	9.91	9.81	8.01	8.70	20.21	23.64

International Fund (Inception 10/26/98)	9.22	na	7.56	5.34	10.89	22.76

MSCI EAFE Index	5.25	na	4.59	6.93	11.77	23.57

Global Fund (Inception 12/27/12)	22.10	na	na	na	na	31.29

MSCI World Index	21.92	na	na	na	na	24.05

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

The December 31, 2013 total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.92%, Small-Cap Fund 0.91%, International Fund 1.27%, and Global Fund 1.73% before limitation. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.50%, Small-Cap Fund 1.50%, International Fund 1.75%, and Global Fund 1.65%.

2	¡	Semi-Annual Report 2014

Letter To Our Shareholders

Longleaf Partners Fund and Longleaf Partners Small-Cap Fund delivered strong absolute and relative results in the second quarter as all of our U.S. holdings rose. Year-to-date (YTD) both Funds have made substantial absolute gains in spite of large cash balances. The Small-Cap Fund is well ahead of the Russell 2000, and the Partners Fund is slightly behind the S&P 500 Index. We saw more mixed returns in the quarter among our investments in Europe and Asia with greater volatility outside of the U.S., and the reaction to several short-term, company-specific items in markets priced for perfection. As a result, Longleaf International and Longleaf Global had lower absolute and relative performance that pushed YTD returns below the relevant indices. All four Longleaf Funds generated well over 20% in the last year, far surpassing our absolute goal of inflation plus 10%. Each outpaced its benchmark index since inception.

Limited New Qualifiers

In concert with the geographic performance differences over the quarter, investment opportunities also diverged by region. Ongoing pessimism about slower economic growth in China continued to weigh on stocks tied to Chinese demand, including those linked to natural resources. By contrast, European markets benefitted from the combination of low European Union interest rates spurring private equity activity and U.S. companies re-domiciling through offshore acquisitions to secure lower tax rates (“inversion”). The U.S. reflected a more extreme version of Europe with few discounted opportunities. Multiple factors contributed to the lack of qualifying U.S. investments – a five-year bull market, the lowest volatility since 2007, heightened activism, and the substitution of investor complacency for healthy fear. The largest driver of what we see as market overvaluation has been the rise in merger and acquisition activity encouraged by the Federal Reserve’s (Fed) commitment to historically low interest rates combined with the strength of corporate balance sheets, plus the aforementioned inversion driven by the world’s highest corporate tax rate.

Transaction activity has been a double-edged sword. Our performance has benefitted, but new investment opportunities have almost disappeared as stocks have moved from earnings-based multiples toward deal multiples. Some of the Funds’ holdings have participated in full-scale mergers and acquisitions. Additionally, many of our management partners have fed the deal appetite by spinning out pieces of businesses or selling assets at full or premium valuations. The chart below illustrates the large number of transactions involving the Funds’ holdings both inside and outside of the U.S. over the last nine months and is a testament to the positive impact that good management partners can have.

Holdings Involved in Transactions	Transactions (Announced or Completed)	Geography of Headquarters	Fund(s) Held
*DIRECTV	Full acquisition by AT&T	U.S.	LLPF, LLGL

Level 3 / tw telecom	Full acquisition by Level 3	U.S.	LLPF, LLSC, LLGL

Martin Marietta / Texas Industries	Full acquisition by Martin Marietta	U.S.	LLSC

Bank of New York Mellon	Exploring sale of corporate trust unit	U.S.	LLPF, LLGL

CONSOL Energy	-Sale of W VA coal mines to Murray Coal -JV with Noble Energy for MLP	U.S.	LLPF

Mondelez	Sale of Jacob’s coffee into JV	U.S.	LLPF

Longleaf Partners Funds	¡	3

Holdings Involved in Transactions	Transactions (Announced or Completed)	Geography of Headquarters	Fund(s) Held
Chesapeake Energy	Spin-off oilfield services	U.S.	LLPF, LLGL

Murphy Oil	Spin-off retail stations	U.S.	LLPF, LLGL

Rayonier	Spin-off performance fibers	U.S.	LLSC

Graham Holdings/Berkshire Hathaway	Exchanged assets	U.S.	LLSC, LLPF

Lafarge	Merger with Holcim	Europe	LLIN, LLGL

Orkla	Spin-off/sale of Granges	Europe	LLIN, LLGL

Philips	Separating upstream lighting	Europe	LLPF, LLIN, LLGL

Vodafone	Sale of Verizon Wireless	Europe	LLIN

BR Properties	Sale of warehouse and retail portfolios	South America	LLIN

Cheung Kong	-Partial sale of Watson -Spin-off HK Electric	Asia	LLPF, LLIN, LLGL

*	We exited DTV amid longstanding speculation of a deal but before the AT&T deal was officially announced.

The preponderance of U.S. activity has made finding companies that meet our deep discount criteria much more difficult. Deals have propelled prices more rapidly than intrinsic worth has grown. We have trimmed positions and sold several, leaving cash in the Partners Fund at 26% and the Small-Cap Fund at 47% following the sale of Texas Industries on July 1. The International and Global Funds are more fully invested with 9% cash in each after adding new qualifiers outside of the U.S.

We continue to manage the Longleaf Funds with the same bottom-up discipline that we have followed over four decades. We will seek to buy strong businesses with good management teams at deep discounts even if the overall market appears expensive. Cash levels are a residual outcome of our process rather than a reflection of a bearish market view. We have a robust on-deck list and are prepared to act whenever prices cooperate. A market correction could provide an expedient way to find adequately discounted businesses but is not necessary for us to put cash to work. Increased volatility, individual company idiosyncrasies, and value growth ahead of price gains also could generate qualifying opportunities such as they have outside of the U.S. this year.

Outlook

Equities remain attractive versus bonds and most other asset classes. For believers in mean reversion, both the ten and particularly fifteen-year market results are well below the multi-decade return averages of the S&P 500, Russell 2000, MSCI EAFE, and MSCI World indices. Over time, the more business-friendly government in India as well as Japan’s push for improved corporate governance could create opportunities in those large markets.

We believe that the Funds are well positioned versus the broader markets for the next five years. First, market correlations have declined since the end of 2011 but remain above their long-term average, advantaging stock picking versus broad market bets, and our bottom-up, fundamentally-based investment approach has delivered strong relative results over the last two years. Moreover, these results understate how well our stocks have performed since our large cash levels have muted total returns over the last twelve months. Second, because many of our businesses have margin upside and are nowhere near the peak margins many believe are embedded in the broader market, our earnings growth can continue even without improved economic growth and has the potential to outpace the market’s earnings growth. Third, our calculations indicate the benchmark indices are selling at or above fair value, while the Funds trade at a discount to our appraised values. Although our price-to-values (P/Vs) are higher than the long-term average, the disparity between our portfolios’ valuations and

4	¡	Semi-Annual Report 2014

Letter To Our Shareholders

Value growth will drive a larger part of return given our higher P/Vs the relevant indices is the same or larger than usual. The margin of safety in our holdings does not make us immune to price volatility, but in our view, indicates more upside opportunity with less risk than the overall market. Additionally, if volatility increases or we have a market pullback, our cash reserves, particularly in the Partners and Small-Cap Funds, can serve as a buffer and allow us to take advantage of lower prices.

Longleaf’s returns depend on results at our individual investments. Based on the quality of our current holdings, we expect to meet our absolute annual return goal of inflation plus 10% over the next five years, although we anticipate lower returns than we generated over the last five years given the dramatically low P/Vs coming out of the financial crisis, especially in the U.S. Value growth at our companies will drive a larger part of return given our higher P/Vs today. Many of our management partners are increasing intrinsic worth through astute capital allocation beyond what organic cash flows are generating. These activities are not captured in our P/Vs, because our conservative appraisals only ascribe credit for normal business operations.

Positive returns on capital allocation decisions represent upside optionality, and we have seen value growth escalate as our partners have been:

•	Selling assets above our appraisals,

•	Making purchases that are value accretive,

•	Investing in growth that delivers high future returns, and

•	Repurchasing substantial amounts of shares when they have sold below intrinsic value.

Additionally, a number of capable partners among our holdings have large amounts of capital at their disposal to deploy when undervalued assets emerge. We appraise net cash at face value, but in the hands of CEOs with solid investment records, it is arguably worth significantly more.

Summary

First and foremost, a number of the individual businesses we own and the management partners running them are driving strong value growth. Second, current market valuations have not dampened our long-term outlook for our equities. Finally, we have a ready on-deck list and liquidity to add new qualifiers when opportunities arise.

Sincerely,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

August 11, 2014

6	¡	Semi-Annual Report 2014	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund returned 6.8% in the second quarter, outpacing the S&P 500’s return of 5.2%. The Fund slightly trailed the Index year-to-date (YTD), with the performance of each rounding to 7.1%. The Partners Fund remained ahead of the Index as well as our absolute return goal of inflation plus 10% in the trailing year, despite our elevated cash position.

Cumulative Returns at June 30, 2014

	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund (Inception 4/8/87)	1882.39%	1353.61%	633.13%	166.84%	86.87%	133.96%	29.06%	7.08	6.80

S&P 500 Index	1146.90	957.89	547.08	89.27	111.59	136.98	24.61	7.14	5.23

Average Annual Returns at June 30, 2014
	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund (Inception 4/8/87)	11.59%	11.30%	10.47%	6.76%	6.45%	18.53%	29.06%

S&P 500 Index	9.70	9.89	9.79	4.35	7.78	18.83	24.61

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

The December 31, 2013 total expense ratio for the Fund is 0.92%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

The biggest performance drivers in the quarter were among the companies that contributed most to YTD gains. Chesapeake, the U.S. oil and gas exploration and production company, rose 22% in the quarter and was up 15% YTD. During the quarter, the company announced better-than-expected production and cash flow and raised yearly guidance on both of these metrics. Management continued to execute on the capital efficiency strategy, highlighted by the spin-off at quarter-end of its oilfield services business into a publicly traded company called Seventy Seven Energy. The spin-off eliminated approximately $1.5 billion of net debt from Chesapeake’s balance sheet. Divestitures of noncore acreage in Oklahoma, Texas, and Pennsylvania were also completed. Our CEO partner, Doug Lawler, is positioning the company to focus on its strong assets in the Eagle Ford, Marcellus and Utica plays, while growing production profitably and keeping capital expenditures within cash flow.

Cheung Kong, the Hong Kong based conglomerate with businesses around the world, returned 15% in the second quarter, pushing the YTD return to 21%. Over the first half of 2014, management made value-enhancing asset sales across multiple business lines. In the first quarter, Cheung Kong Infrastructure spun off and listed Hong Kong Electric. Additionally, 50% owned affiliate Hutchison Whampoa sold 25% of A.S. Watson Group, the world’s largest health and beauty retailer. In the second quarter, the company paid a HK$7 special dividend with the proceeds of the Watson sale. Sales of residential property in Hong Kong accelerated after some relaxation in stamp duty regulations. With high land valuations, our partners at Cheung Kong exercised the discipline we have come to expect – not acquiring a

Partners Fund	Longleaf Partners Funds	¡	7

single piece of land in Hong Kong or China for over a year.

CONSOL Energy returned 15% in the quarter and 21% YTD. The company announced better-than-expected earnings due to lower coal costs and stronger gas pricing and guided gas production growth of 30% over the next two years. Management is focusing on building value per share through monetizing non-core assets and moving forward with a MLP of the midstream gas assets in the second half of 2014.

Fiber and networking company Level 3 Communications announced a deal to acquire tw telecom and returned 12% in the quarter and 32% for the first half. With the deal, Level 3 gets increased tax benefits for its historic NOLs (net operating losses) due to the company’s increased equity capitalization. The transaction also affords an identified $200 million in synergies, roughly half of which come from the traffic switched onto Level 3’s backbone. The deal is expected to close in the fourth quarter. Beyond the merger, in his first year as CEO, Jeff Storey and his team have delivered solid revenue growth, margin improvement, and higher cash flow.

In the first quarter, terrible winter weather hurt FedEx results, but the stock rebounded 14% over the last three months. When the price was weak, management repurchased almost 10 million shares at a discount, equating to a 13% annualized pace. The stock rose following strong revenue growth and profits in the Ground segment and higher package volume in Express. Management also set expectations for higher margins following the completed cost restructuring over the last two years. Our appraisal grew as the much more profitable Ground business outpaced the larger Express segment that receives most of analysts’ attention.

Philips declined 7% in the second quarter and 11% YTD. Foreign currency headwinds impacted reported sales, although comparable revenue was flat. Net debt increased as free cash flow (FCF, excess cash from operations) went to a one-time pension payment and share buybacks. A temporary suspension of production at a U.S.

healthcare plant also impacted FCF. Management reaffirmed expectations for a “challenging” 2014, comprised of improved results at Consumer and Lighting but a continued drag from Healthcare. Management previously delivered on every aspect of 2013 targets and remains committed to 100-200 additional basis points (1 to 2%) of margin improvement by 2016. At quarter-end, the company announced plans to merge the LED and automotive lighting units into a standalone company with €1.4 billion in revenue and will explore strategic options for outside investment. This advances management’s “Accelerate” plan to concentrate Philips around Health and Wellness and fundamentally increase shareholder value.

Although Loews was flat in the second quarter, it remained a detractor YTD, down 9%. The first quarter price fell after underlying holdings Diamond Offshore (DO) and Boardwalk Pipeline (BWP) disappointed. In April, DO’s results improved, and the company announced its first share buyback since 2004. After being punished for cutting its dividend in February, BWP outlined several attractive potential projects going forward and recovered in the second quarter. Loews’ other major holding, CNA Financial, had a solid quarter. Loews ramped up its own share repurchases given the discount in the stock and the lack of high-return alternatives for the company’s large net cash of over $8.50/share.

The rampant merger and acquisition activity in the U.S. helped drive performance but also left few stocks selling at meaningful discounts. We did not purchase any new holdings in the first half of 2014 and added to only two, Cheung Kong and Philips, more recently. Notably, neither are U.S. headquartered companies. Because we sold DIRECTV and Vulcan in the first quarter and trimmed several other holdings, cash ended the quarter at 26%, although taking into consideration the Aon options, effective cash is 21%. This produced a drag on the Fund’s total return since almost all of our stocks appreciated.

At the end of the quarter, the price-to-value ratio (P/V) stood in the mid-80s%. We expect the growing values of our holdings to help drive down the P/V, as should buying new investments that

The rampant merger and acquisition activity helped drive performance but also left few stocks selling at meaningful discounts.

8	¡	Semi-Annual Report 2014	Partners Fund

Partners Fund Management Discussion

meet our criteria. A market pullback could help us invest our sizeable cash more quickly but would also impact short-term returns (not our preferred method of lowering P/V). We hope that an increase in market volatility, a few individual anomalies at specific companies, or companies with stagnant prices and high value growth give us enough qualifiers to invest the cash. While we are as committed as ever to identifying opportunities, we will maintain our investment discipline that has served us and other shareholders for four decades.

10	¡	Semi-Annual Report 2014	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2014

	Since Inception 4/8/87	20 Year	15 Year	Ten Year	Five Year	One Year	YTD
Partners Fund	11.59%	10.47%	6.76%	6.45%	18.53%	29.06%	7.08%

S&P 500 Index	9.70	9.79	4.35	7.78	18.83	24.61	7.14

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

The December 31, 2013 total expense ratio for the Fund is 0.92%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds	¡	11

Portfolio Summary

Portfolio Holdings at June 30, 2014

		Net Assets
Investments		74.5%

Level 3 Communications, Inc.	7.7

Chesapeake Energy Corporation (Common, Preferred, & Securities Sold Short)	7.3

FedEx Corporation	7.3

Loews Corporation	7.1

Cheung Kong Holdings Limited	7.0

CONSOL Energy Inc.	6.2

The Bank of New York Mellon Corporation	4.9

Mondelez International, Inc.	4.9

Abbott Laboratories	4.6

Koninklijke Philips N.V.	4.4

Berkshire Hathaway Inc.	4.0

Murphy Oil Corporation	4.0

The Travelers Companies, Inc.	3.5

Aon plc (Common & Options)	1.6

Cash Reserves		25.3

Other Assets and Liabilities, net		0.2

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2014 through

June 30, 2014

New Holdings	Quarter
None

Eliminations
DIRECTV	1Q

Vulcan Materials Company	1Q

12	¡	Semi-Annual Report 2014	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	4,136,612	$626,200,325	7.3%

Capital Markets
The Bank of New York Mellon Corporation	11,341,000	425,060,680	4.9

Diversified Financial Services
Berkshire Hathaway Inc. – Class B*	2,740,320	346,814,899	4.0

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	15,026,565	659,816,469	7.7

Food Products
Mondelez International, Inc. – Class A	11,269,500	423,845,895	4.9

Health Care Equipment & Supplies
Abbott Laboratories	9,696,076	396,569,508	4.6

Industrial Conglomerates
Koninklijke Philips N.V. (Foreign)	9,122,495	289,489,007	3.4
Koninklijke Philips N.V. ADR (Foreign)	2,734,493	86,847,498	1.0

		376,336,505	4.4

Insurance
Aon plc (Foreign)	774,841	69,805,426	0.8
Loews Corporation	13,853,000	609,670,530	7.1
The Travelers Companies, Inc.	3,190,885	300,166,552	3.5

		979,642,508	11.4

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	18,608,927	578,365,451	6.7
CONSOL Energy Inc.(b)	11,692,000	538,650,440	6.2
Murphy Oil Corporation	5,178,829	344,288,552	4.0

		1,461,304,443	16.9

Real Estate Management & Development
Cheung Kong Holdings Limited (Foreign)	34,067,000	604,383,322	7.0

Total Common Stocks (Cost $4,235,854,154)		6,299,974,554	73.1

Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	27,000	34,627,500	0.4
Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75%	35,480	45,037,425	0.5

Total Preferred Stocks (Cost $50,390,671)		79,664,925	0.9

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	13

continued

Options Purchased

	Share Equivalents	Market Value	% of Net Assets
Insurance
Aon plc Call, 9/30/15, with J.P. Morgan, Strike Price $80 (Foreign) (Cost $30,018,784)	5,303,672	$73,721,041	0.9%

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/14, Repurchase price $330,703,000 (Collateral: $354,365,000 U.S. Treasury Bonds, 3.33% – 3.36% due 2/15/42 to 11/15/42, Value $337,321,325)	330,703,000	330,703,000	3.8
U.S. Treasury Bills, 0.00% – 0.02% due 7/10/14 to 9/25/14	1,850,000,000	1,849,955,976	21.5

Total Short-Term Obligations (Cost $2,180,662,840)		2,180,658,976	25.3

Total Investments (Cost $6,496,926,449)(a)		8,634,019,496	100.2
Options Written		(5,674,929)	(0.1)

Securities Sold Short		(31,297,950)	(0.3)

Other Assets and Liabilities, Net		16,866,747	0.2

Net Assets		$8,613,913,364	100.0%
Net asset value per share		$36.14

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $6,501,788,210. Net unrealized appreciation of $2,137,093,047 consists of unrealized appreciation and depreciation of $2,137,102,911 and $(9,864), respectively.

(b)	Affiliated issuer during the period. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 13% of net assets.

Options Written

	Share Equivalents	Unrealized Gain	Market Value	% of Net Assets
Insurance
Aon plc Put, 9/30/15, with J.P. Morgan, Strike Price $65 (Foreign) (Premiums received $22,858,826)	(5,303,672)	$17,183,897	$(5,674,929)	(0.1)%

Securities Sold Short

		Share Quantity	Market Value	% of Net Assets
Energy Equipment & Services
Seventy Seven Energy Inc. (Proceeds $33,038,169)		(1,329,000)	(31,297,950)	(0.3)

See Notes to Financial Statements

14	¡	Semi-Annual Report 2014	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund gained 3.9% in the quarter, outpacing the Russell 2000’s 2.1%. Year- to-date (YTD) the Fund returned 9.2%, versus the Index’s 3.2%. Over longer periods shown below, the Fund’s performance surpassed the Index as well. For the last one and five years, Longleaf Small-Cap far exceeded our annual absolute return goal of inflation plus 10%, as it did for the last 20 years.

Cumulative Returns at June 30, 2014

	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Small-Cap Fund (Inception 2/21/89)	1507.60%	1343.31%	1096.77%	352.57%	177.67%	190.50%	24.00%	9.24%	3.87%

Russell 2000 Index	997.54	921.21	550.00	217.54	130.34	151.03	23.64	3.19	2.05

Average Annual Returns at June 30, 2014
	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year
Small-Cap Fund (Inception 2/21/89)	11.58%	11.27%	13.21%	10.59%	10.75%	23.77%	24.00%

Russell 2000 Index	9.91	9.74%	9.81	8.01	8.70	20.21	23.64

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

The December 31, 2013 total expense ratio for the Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

The Fund had good absolute and relative performance in the quarter and YTD despite having over 30% cash. Merger activity, combined with solid operating results at several core holdings, drove results. Fiber and networking company Level 3 Communications announced a deal to acquire tw telecom, which gained 29% in the quarter and 32% for the first half of the year. Level 3 returned 12% and 32% over the same periods. The deal benefits both companies as tw telecom shareholders collect a fair price for the company’s valuable assets and, through the Level 3 equity they will receive, will participate in the upside of the combined company. Level 3 gets increased tax benefits for its historic NOLs (net operating losses) due to the company’s increased equity capitalization. The transaction also affords an identified $200 million in synergies, roughly half of which come from the traffic switched onto Level 3’s backbone. The deal is expected to close in the fourth quarter. Beyond the merger, in his first year as Level 3 CEO, Jeff Storey and his team have delivered solid revenue growth, margin improvement, and higher cash flow.

Vail Resorts had a strong end to the ski season in Colorado and Tahoe, and the stock added 11% in the quarter. Ski pass sales and pricing (up 6% so far) already are going well for the next ski season. Vail also had a pickup in condo sales. The market reacted favorably to a court decision regarding their lease in Park City. Also in the quarter, Empire State Realty Trust (ESRT), the New York metropolitan office and retail REIT, gained 10%. ESRT delivered strong FFO (funds from operations) and good leasing news on New York City properties.

Small-Cap Fund	Longleaf Partners Funds	¡	15

The Fund’s largest holding, cement producer Texas Industries (TXI), gained 34% YTD. Martin Marietta’s all-stock deal to acquire TXI closed at the end of the quarter, and we subsequently sold the position at our appraisal. In spite of the financial crisis and worst recession in our lifetime, we doubled our money in the eight years we owned TXI, a high quality but cyclical business. Many things that helped make this investment successful are applicable to Southeastern’s approach more broadly.

•

“Recycled” names tend to do well. We also more than doubled our money in TXI from 2001-2005, and because we knew the company, industry, and management well, our case had a strong foundation when we bought the stock again in the second half of 2006.

•

A five year time horizon can give clarity and conviction through short-term uncertainty. The slow economic recovery after the financial crisis made the timing of a rebound in U.S. construction and infrastructure uncertain through 2011. Given the healthier Texas economy and TXI’s new plant coming on line, we felt certain that over five years, volumes and prices would be higher, even though we were not sure of the path. Sentiment turned quickly, and in 2012 and 2013 TXI was the largest contributor to Small-Cap’s return, gaining 66% and 35%, respectively.

•

Overweighting positions at opportune times can pay off handsomely. In the 2010-2011 timeframe, we doubled down on our investment when TXI had 1) competitive advantages including its location in a state that was rebounding, new capacity, and a sound balance sheet, 2) management and a board committed to getting shareholder value recognized, 3) a major shareholder with industry expertise in the form of 23% owner Nassef Sawiris, and 4) a price that was a fraction of both the company’s replacement value and comparable sales ($/ ton) of other U.S. cement plants.

•

Our size can be an advantage. We owned 9% of the company in 2009. To help protect our interests, we successfully suggested one board member whom we knew would represent shareholders. We did the same thing with additional directors after we increased our ownership to over 20% of the company in 2011.

Our four decades of experience, long time horizon, willingness to heavily concentrate at opportune points, friendly engagement with management, and network of industry contacts were all instrumental parts of our successful outcome at TXI. These strengths are equally relevant to all of our holdings.

Global fertilizer and chemical producer OCI, the only performance detractor in the quarter, fell almost 14%, causing the stock to also be among the few YTD decliners. The company announced that no dividend would be paid on 2013 earnings due to pre-funding $1 billion in capital investment for 2014. We view substituting growth capital expenditure for the dividend as a solid capital allocation move by CEO Nassef Sawiris (the same partner we had at TXI), who has generated attractive returns over time through greenfield expansions and financial investments. In addition to eliminating the dividend, several short-term pressures impacted the stock. OCI’s Algerian fertilizer plant, Sorfert, had shipments delayed in 2013 after the Algerian government required new export license agreements. As of April 2014, the plant had returned to 100% utilization, and management expects this utilization to continue for the rest of the year. The company also reported weak utilization at its Egyptian plants due to gas curtailments, which we already accounted for in our appraisal.

For the YTD, media company Scripps Networks was the other main detractor, down 6%. The stock sold off in January when rumored acquisition talks with Discovery Communications did not materialize. The company’s operations performed well, however, and the stock recovered 7% in the second quarter. U.S. advertising grew 9%, comparing favorably to peers. Management repurchased discounted shares at an 8% annualized pace.

Many things that helped make TXI successful are applicable to Southeastern’s approach more broadly.

16	¡	Semi-Annual Report 2014	Small-Cap Fund

Small-Cap Fund Management Discussion

Stock prices continued to run up, especially impacted by real or anticipated merger and acquisition activity. As a result, we are still finding almost no companies that meet our discount requirement. In spite of the elevated market level, we began buying one new qualifier in the quarter. We added to OCI given its price decline and stable appraisal value. Hopewell’s intrinsic value grew ahead of its price, allowing us to increase our position. We also added to timber and real estate company Rayonier before it spun off its performance fibers business, Rayonier Advanced Materials, which we sold. These transactions brought cash down to 41% at quarter-end, but the subsequent sale of our remaining shares of Texas Industries took cash to 47% while improving the Fund’s price-to-value ratio (P/V) to the high-70s%.

As the Fund’s largest owners, we prefer not to hold this much cash. We are less comfortable, however, compromising our investment discipline for the sake of being fully invested. We are diligently searching for qualifiers around the world. We should continue to find new opportunities in stock-specific situations and with more market volatility, but finding enough new holdings to put all the cash to work could take some time without the help of an overall market pullback. In whatever way new purchases emerge, they will drive down both the cash and P/V. We will continue to search for opportunities that meet our criteria but maintain our longstanding discipline.

18	¡	Semi-Annual Report 2014	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2014

	Since Inception 2/21/89	20 Year	15 Year	Ten Year	Five Year	One Year	YTD
Small-Cap Fund	11.58%	13.21%	10.59%	10.75%	23.77%	24.00%	9.24%

Russell 2000 Index	9.91	9.81	8.01	8.70	20.21	23.64	3.19

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

The December 31, 2013 total expense ratio for the Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.5% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds	¡	19

Portfolio Summary

Portfolio Holdings at June 30, 2014

		Net Assets
Investments		59.3%

Level 3 Communications, Inc.	8.6

Graham Holdings Company	6.9

OCI N.V.	5.9

Texas Industries, Inc.	5.7

Everest Re Group, Ltd.	5.3

tw telecom inc.	4.9

Empire State Realty Trust, Inc.	4.6

Vail Resorts, Inc.	4.3

Hopewell Holdings Limited	4.3

Scripps Networks Interactive, Inc.	3.7

Fairfax Financial Holdings Limited	2.7

Rayonier Inc.	1.1

ViaSat, Inc.	0.9

DineEquity, Inc.	0.4

Cash Reserves		30.9

Other Assets and Liabilities, net		9.8

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2014 through

June 30, 2014

New Holdings	Quarter
ViaSat, Inc.	2Q

Eliminations
Legg Mason, Inc.	1Q

Martin Marietta Materials, Inc.	1Q

Rayonier Advanced Materials (Rayonier Inc.)(a)	2Q

The Wendy’s Company	1Q

(a)	Resulting from corporate action (associated holding)

20	¡	Semi-Annual Report 2014	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Construction & Engineering
OCI N.V.* (Foreign)	6,731,600	$262,701,082	5.9%

Construction Materials
Texas Industries, Inc.*(b)	2,749,499	253,943,728	5.7

Diversified Consumer Services
Graham Holdings Company – Class B(b)	428,000	307,351,080	6.9

Diversified Telecommunication Services
Level 3 Communications, Inc.*(c)	8,662,900	380,387,939	8.6
tw telecom inc.*	5,382,000	216,948,420	4.9

		597,336,359	13.5

Hotels, Restaurants & Leisure
DineEquity, Inc.(b)	204,900	16,287,501	0.4
Vail Resorts, Inc.(b)	2,477,000	191,174,860	4.3

		207,462,361	4.7

Industrial Conglomerates
Hopewell Holdings Limited (Foreign)(b)	54,532,000	189,972,646	4.3

Insurance
Everest Re Group, Ltd. (Foreign)	1,449,600	232,646,304	5.3
Fairfax Financial Holdings Limited (Foreign)	250,450	118,816,174	2.7

		351,462,478	8.0

Media
Scripps Networks Interactive, Inc. – Class A	2,052,600	166,547,964	3.7

Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc. – Class A(b)	12,270,850	202,469,025	4.6
Rayonier Inc.	1,323,796	47,060,948	1.1

		249,529,973	5.7

Technology Hardware, Storage & Peripherals
ViaSat, Inc.*	660,428	38,278,407	0.9

Total Common Stocks (Cost $1,710,595,567)		2,624,586,078	59.3

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Foreign) (Cost $3,580,175)	189,210,080	1,956,621	—

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	21

continued

Short-Term Obligations

	Principal Amount	Market Value	% of Net Assets
Repurchase Agreement with State Street Bank, 0.0% due 7/1/14, Repurchase price $164,727,000 (Collateral: $187,735,000 U.S. Treasury Bond, 3.36% due 11/15/42, Value $168,022,825)	164,727,000	$164,727,000	3.8%
U.S. Treasury Bills, 0.00% – 0.02% due 7/3/14 to 9/18/14	1,200,000,000	1,199,977,130	27.1

Total Short-Term Obligations (Cost $1,364,706,941)		1,364,704,130	30.9

Total Investments (Cost $3,078,882,683)(a)		3,991,246,829	90.2
Other Assets and Liabilities, Net		433,812,644	9.8

Net Assets		$4,425,059,473	100.0%
Net asset value per share		$35.46

*	Non-income producing security.

(a)

Also represents aggregate cost for federal tax purposes. Net unrealized appreciation of $912,364,146 consists of unrealized appreciation and depreciation of $913,990,511 and $(1,626,365), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	A portion designated as collateral. See Note 12.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 18% of net assets.

See Notes to Financial Statements

22	¡	Semi-Annual Report 2014	International Fund

International Fund Management Discussion

Longleaf Partners International Fund declined 1.3% in the second quarter, taking the year-to-date (YTD) return to 1.7%. The Fund underperformed the MSCI EAFE Index’s 4.1% in the quarter and finished the first half below the Index’s 4.8%. In spite of the weak quarter, the Fund’s one year return remained well above our absolute goal of inflation plus 10% but dipped below the benchmark. Over the 15+ years since its start, Longleaf International has nearly doubled the performance of the EAFE Index.

Cumulative Returns at June 30, 2014

	Since Inception	15 Year	Ten Year	Five Year	One Year	YTD	2Q
International Fund (Inception 10/26/98)	298.48%	198.21%	68.19%	67.66%	22.76%	1.67%	-1.30

MSCI EAFE Index	122.76	96.08	95.49	74.41	23.57	4.78	4.09

Average Annual Returns at June 30, 2014
	Since Inception	15 Year	Ten Year	Five Year	One Year
International Fund (Inception 10/26/98)	9.22%	7.56%	5.34%	10.89%	22.76%

MSCI EAFE Index	5.25	4.59	6.93	11.77	23.57

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

The December 31, 2013 total expense ratio for the Fund is 1.27%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

The Fund’s top performers over the last three months also posted gains in the first quarter, thereby making them the largest YTD contributors. Cheung Kong, the Hong Kong based conglomerate with businesses around the world, returned 15% in the second quarter, pushing the YTD return to 21%. In the first half of 2014, management made value-enhancing asset sales across multiple business lines. In the first quarter, Cheung Kong Infrastructure spun off and listed Hong Kong Electric. Additionally, 50% owned affiliate Hutchison Whampoa sold 25% of A.S. Watson Group, the world’s largest health and beauty retailer. In the second quarter, the company paid a HK$7 special dividend with the proceeds of the Watson sale. Hong Kong residential property sales accelerated after the government relaxed some stamp duty regulations. With high land valuations, our partners exercised the discipline we have come to expect – abstaining from any land purchases in Hong Kong or China for over a year.

Global cement producer Lafarge added 11% in the quarter and 16% in the half. The company announced a merger with Holcim that will create economies of scale for cost savings and combine Lafarge’s innovation strength with Holcim’s plant efficiency. The merger plan includes divestitures, largely in Europe, where low cost financing and economic recovery are generating buyer interest. If approved, the merger should close in the

International Fund	Longleaf Partners Funds	¡	23

second half of 2015. Although foreign currency headwinds negatively impacted results in the second quarter, underlying revenues and operating cash flow grew nicely due to increases in volumes and pricing as well as cost containment. Lafarge also sold its Ecuador operations for a per ton price higher than what we used in our appraisal.

Norwegian branded food company Orkla contributed 9% in the quarter and 19% YTD. Orkla reported two solid consecutive quarters with improved working capital and net debt. New CEO Peter Ruzicka has been on the board of Orkla since 2006 and is focused on maximizing the branded consumer goods business by driving organic growth and minimizing costs. The company announced that it is considering an initial public offering (IPO) of Granges, its rolled aluminum business – an example of management’s focus on branded consumer goods and commitment to value realization of non-core businesses.

Though a number of names retreated in the quarter, the two primary detractors, Manabi and OCI, also weighed on YTD results, as did the first quarter’s lowest performer, Melco. As an illiquid security, Brazilian iron ore company Manabi is priced using input from a third party appraisal firm that examines various factors, including comparable publicly traded iron ore mining stocks and Manabi’s progress, to produce a valuation range. Due to a more difficult environment for mining companies, including Manabi, we reduced the price 23%, to the low end of the valuation range.

Global fertilizer and chemical producer OCI fell 14% over the last three months, offsetting the first quarter gain and creating a YTD decline of 13%. The company announced that no dividend would be paid on 2013 earnings due to pre-funding $1 billion in capital investment for 2014. We view substituting growth capital expenditure for the dividend as a solid capital allocation move by CEO Nassef Sawiris, who has generated solid returns over time through greenfield expansions and financial investments. In addition to eliminating the dividend, several short-term pressures impacted the stock. OCI’s Algerian fertilizer plant, Sorfert, had shipments delayed in 2013 after the Algerian government required new export license agreements. As of April 2014, the plant had returned to 100% utilization, and management expects this utilization to continue for the rest of the year. The company also reported weak utilization at its Egyptian plants due to gas curtailments, which we already accounted for in our appraisal.

Macau gaming company Melco International was down 18% YTD after a 9% second quarter decline. The price fell amid broader Macau gaming industry concerns, but Melco’s business was impacted very little by much of the negative news which included lower VIP gaming revenues, junket defaults, removal of illegal mobile credit card terminals from the gaming floor, restrictions on transit visas, and a smoking ban on the mass floor starting in October. Melco’s profits are heavily weighted to the mass market, with approximately 75% of EBITDA (earnings before interest, taxes, depreciation and amortization) now coming from non-VIP business. The industry revenue decline and junket issues were related to VIP guests and had little impact on Melco. Mass gaming continued to grow over 30% without any other issues appearing to affect traffic. CEO Lawrence Ho personally bought $21 million (HK$165mm) worth of stock in the second quarter, adding for the first time since September 2011 when we first initiated our Melco position. We also increased our ownership during the quarter.

In the quarter we began buying Iida and Colt Group, bringing to six the number of new holdings this year. We also increased our stakes in Genting, Melco, and Philips over the last three months. We are currently seeing the most opportunity in companies that are based in – or impacted by – macroeconomic factors in the Asia Pacific region. Broad macro fears of reduced Chinese consumer demand, as well as worries of a potential Chinese real estate bubble, have impacted companies as far ranging as Hong Kong real estate, Macau gaming, European luxury consumer goods, and Australian mining services. What separates the companies we have bought from others impacted by China fears are our

We are currently seeing the most opportunity in companies that are based in – or impacted by – macroeconomic factors in the Asia Pacific region.

24	¡	Semi-Annual Report 2014	International Fund

International Fund Management Discussion

management partners, most of whom are significant owner-operators with track records of value creation. The quality of and discounts in our Asian holdings today remind us of those in our European investments coming out of 2011 that subsequently rebounded and drove much of the Fund’s strong performance over the last two years. With Europe’s bounce back, we sold ACS in the first quarter and TNT Express in the second, when we also trimmed Ferrovial, Hochtief, and Lafarge. Following the 2013 Japan rally, we sold Nitori early this year. We also sold our small position in UGL over the last three months. We swapped the direct position in agricultural equipment and commercial truck company CNH Industrial for parent company EXOR.

The portfolio ended the quarter with a price-to-value ratio (P/V) in the high-60s% and cash at 9%. The P/V ratio became more attractive (lower) with our portfolio transactions and value growth across most holdings. We remain highly confident in the qualitative position of our strong businesses and management partners, and the current cash position gives us the flexibility to move quickly as we identify new qualifiers.

26	¡	Semi-Annual Report 2014	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2014

	Since Inception 10/26/98	15 Year	Ten Year	Five Year	One Year	YTD
International Fund	9.22%	7.56%	5.34%	10.89%	22.76%	1.67%

MSCI EAFE Index	5.25	4.59	6.93	11.77	23.57	4.78

The index is unmanaged. Because the MSCI EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-US economic and political developments, exposure to non-US currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The December 31, 2013 total expense ratio for the Fund is 1.27%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds	¡	27

Portfolio Summary

Portfolio Holdings at June 30, 2014

		Net Assets
Investments		90.6%

Lafarge S.A.	7.7

Cheung Kong Holdings Limited	7.6

EXOR S.p.A.	6.6

Melco International Development Limited	6.4

K. Wah International Holdings Limited	5.9

Orkla ASA	5.3

OCI N.V.	5.1

News Corporation	4.8

Koninklijke Philips N.V.	4.8

Genting Berhad (Common & Warrants)	4.4

Koninklijke Vopak N.V.	4.2

Christian Dior S.A.	4.1

Mineral Resources Limited	3.9

Manabi S.A. (Preferred)	3.4

Ferrovial S.A.	3.4

Fairfax Financial Holdings Limited	2.9

BR Properties S.A.	2.6

Iida Group Holdings Company Limited	2.1

Vodafone Group plc ADR	2.0

Hochtief AG	1.9

Colt Group S.A.	0.8

Guinness Peat Group Plc	0.7

Cash Reserves		9.6

Other Assets and Liabilities, net		(0.2)

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2014 through June 30, 2014

New Holdings	Quarter
BR Properties S.A.	1Q

Christian Dior S.A.	1Q

Colt Group S.A.	2Q

Iida Group Holdings Company Limited	2Q

Koninklijke Vopak N.V.	1Q

Mineral Resources Limited	1Q

Eliminations
ACS, Actividades de Construccion Y Servicios, S.A.	1Q

CNH Industrial N.V.	1Q

Nitori Holdings Co., Ltd	1Q

TNT Express NV	2Q

UGL Limited	2Q

Verizon Communications Inc. (Vodafone Group plc ADR)(a)	1Q

(a)	Resulting from corporate action (associated holding)

28	¡	Semi-Annual Report 2014	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Commercial Services & Supplies
Mineral Resources Limited (Australia)	7,965,822	$72,034,166	3.9%

Construction & Engineering
Ferrovial S.A. (Spain)	2,739,147	61,005,376	3.4
Hochtief AG (Germany)	406,353	35,171,263	1.9
OCI N.V.* (Netherlands)	2,393,157	93,393,091	5.1

		189,569,730	10.4

Construction Materials
Lafarge S.A. (France)	1,624,691	141,045,337	7.7

Diversified Financial Services
EXOR S.p.A. (Italy)	2,946,277	120,989,795	6.6

Diversified Telecommunication Services
Colt Group S.A.* (United Kingdom)	6,307,921	14,843,564	0.8

Food Products
Orkla ASA (Norway)	10,860,100	96,758,881	5.3

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	15,896,500	49,456,878	2.7
Melco International Development Limited (Hong Kong)	38,361,700	116,069,089	6.4

		165,525,967	9.1

Household Durables
Iida Group Holdings Company Limited (Japan)	2,565,600	38,975,948	2.1

Industrial Conglomerates
Koninklijke Philips N.V. (Netherlands)	2,747,182	87,177,794	4.8

Insurance
Fairfax Financial Holdings Limited (Canada)	109,410	51,905,281	2.9

Media
News Corporation – Class A* (United States)	467,300	8,383,362	0.5
News Corporation – Class B* (United States)	4,539,100	79,207,295	4.3

		87,590,657	4.8

Oil, Gas & Consumable Fuels
Koninklijke Vopak N.V. (Netherlands)	1,574,490	76,967,401	4.2

Real Estate Management & Development
BR Properties S.A. (Brazil)	7,962,100	47,963,589	2.6
Cheung Kong Holdings Limited (Hong Kong)	7,816,000	138,663,811	7.6
K. Wah International Holdings Limited(b) (Hong Kong)	155,199,000	108,333,323	5.9

		294,960,723	16.1

Textiles, Apparel & Luxury Goods
Christian Dior S.A. (France)	379,085	75,422,498	4.1
Guinness Peat Group Plc* (New Zealand)	21,993,270	12,997,931	0.7

		88,420,429	4.8

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	29

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Wireless Telecommunication Services
Vodafone Group plc ADR (United Kingdom)	1,069,738	$35,718,552	2.0%

Total Common Stocks (Cost $1,242,062,403)		1,562,484,225	85.5

Preferred Stock
Metals & Mining
Manabi S.A. – Class A Preferred*(b)(c) (Brazil)

Total Preferred Stocks (Cost $90,630,186)	91,000	62,828,550	3.4

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $29,512,850)	34,998,950	31,282,151	1.7

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong) (Cost $3,915,343)	207,323,218	2,143,929	0.1

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank,
0.0% due 7/1/14, Repurchase price $24,199,000 (Collateral: $25,255,000 U.S. Treasury Bond, 3.33% due 2/15/42, Value $24,686,763)	24,199,000	24,199,000	1.4
U.S. Treasury Bills, 0.00% – 0.01% due 7/3/14 to 8/28/14	150,000,000	149,995,931	8.2

Total Short-Term Obligations (Cost $174,194,930)		174,194,931	9.6

Total Investments (Cost $1,540,315,712)(a)		1,832,933,786	100.3
Other Assets and Liabilities, Net		(5,072,834)	(0.3)

Net Assets		$1,827,860,952	100.0%
Net asset value per share		$18.24

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,561,180,763. Net unrealized appreciation of $292,618,074 consists of unrealized appreciation and depreciation of $353,983,960 and $(61,365,886), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

Note: Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

30	¡	Semi-Annual Report 2014	International Fund

Portfolio of Investments

Country Weightings

	Stocks & Warrants	Net Assets
Hong Kong	21.9%	19.9%

Netherlands	15.6	14.1

France	13.1	11.8

Italy	7.3	6.6

Brazil	6.7	6.0

Norway	5.8	5.3

United States	5.3	4.8

Malaysia	4.9	4.4

Australia	4.3	3.9

Spain	3.7	3.4

Canada	3.1	2.9

United Kingdom	3.1	2.8

Japan	2.3	2.1

Germany	2.1	1.9

New Zealand	0.8	0.7

	100.0%	90.6

All other, net		9.4

		100.0%

See Notes to Financial Statements

32	¡	Semi-Annual Report 2014	Global Fund

Global Fund Management Discussion

Longleaf Partners Global Fund gained 2.4% in the quarter, taking year-to-date (YTD) results to 5.2%, trailing the MSCI World Index’s returns of 4.9% and 6.2% in the same periods. The Fund’s one-year and since inception results outpaced the Index and far exceeded our absolute return goal of inflation plus 10%.

Cumulative Returns at June 30, 2014

	Since Inception	One Year	YTD	2Q
Global Fund (Inception 12/27/12)	35.10%	31.29%	5.22%	2.43%

MSCI World Index	34.73	24.05	6.18	4.86

Average Annual Returns at June 30, 2014
	Since Inception	One Year
Global Fund (Inception 12/27/12)	22.10%	31.29%

MSCI World Index	21.92	24.05

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

The December 31, 2013 total expense ratio for the Fund before limitation is 1.73%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceeded 1.65% of average annual net assets.

The Fund’s strongest performers in the second quarter also were the top YTD contributors. Fiber and networking company Level 3 Communications announced a deal to acquire tw telecom and returned 12% in the quarter and 32% for the first half. With the deal, Level 3 gets increased tax benefits for its historic NOLs (net operating losses) due to the company’s increased equity capitalization. The transaction also affords an identified $200 million in synergies, roughly half of which come from the traffic switched onto Level 3’s backbone. The deal is expected to close in the fourth quarter. Beyond the merger, in his first year as CEO, Jeff Storey and his team have delivered solid revenue growth, margin improvements, and higher cash flow.

Chesapeake, the U.S. oil and gas exploration and production company, rose 22% in the quarter and was up 17% YTD. During the quarter, the company announced better-than-expected production and cash flow and raised yearly guidance on both of these metrics. Management continued to execute on the capital efficiency strategy, highlighted by the spin-off at quarter-end of its oilfield services business into a publicly traded company called Seventy Seven Energy. The spin- off eliminated approximately $1.5 billion of net debt from Chesapeake’s balance sheet. Divestitures of noncore acreage in Oklahoma, Texas, and Pennsylvania were also completed. Our CEO partner, Doug Lawler, is positioning the company to focus on its strong assets in the Eagle Ford, Marcellus and Utica plays, while growing production profitably and keeping capital expenditures within cash flow.

Cheung Kong, the Hong Kong based conglomerate with businesses around the world, returned 15% in the second quarter, pushing the YTD return to 21%. Over the first half of 2014, management made value-enhancing asset sales across multiple

Global Fund	Longleaf Partners Funds	¡	33

business lines. In the first quarter, Cheung Kong Infrastructure spun off and listed Hong Kong Electric. Additionally, 50% owned affiliate Hutchison Whampoa sold 25% of A.S. Watson Group, the world’s largest health and beauty retailer. In the second quarter, the company paid a HK$7 special dividend with the proceeds of the Watson sale. Sales of residential property in Hong Kong accelerated after some relaxation in stamp duty regulations. With high land valuations, our partners at Cheung Kong exercised the discipline we have come to expect –not acquiring a single piece of land in Hong Kong or China for over a year.

The primary detractors from Fund results in the second quarter were among those names that weighed most heavily on the YTD return. Global fertilizer and chemical producer OCI fell 14%. The company announced that no dividend would be paid on 2013 earnings due to pre-funding $1 billion in capital investment for 2014. We view substituting the dividend for growth capital expenditure as a solid capital allocation move by CEO Nassef Sawiris, who has generated solid returns over time through greenfield expansions and financial investments. In addition to eliminating the dividend, several short-term pressures impacted the stock. OCI’s Algerian fertilizer plant, Sorfert, had shipments delayed in 2013 after the Algerian government required new export license agreements. As of April 2014, the plant had returned to 100% utilization, and management expects this utilization to continue for the rest of the year. The company also reported weak utilization at its Egyptian plants due to gas curtailments, which we already accounted for in our appraisal.

Mineral Resources (MIN AU), an Australian based mining services company, declined 9% since we initiated the position in the second quarter. The company recently bought a 12.8% stake in Australian junior miner Aquila Resources, but discussions regarding a full merger did not progress due to valuation issues. As the low cost provider of iron ore services underpinned by crushing services, MIN AU benefits from the volume of ore produced, and its outlook improves as miners focus on reducing costs, especially amid lower commodity prices. CEO Chris Ellison owns 14.5% of the company and, collectively, management holds over 20%. The price dip provided an opportunity to add to our position at a lower cost while the long-term investment case remained intact.

After being among the strongest first quarter contributors, EXOR, the Italian holding company of CNH Industrial, Fiat Chrysler Auto, and several smaller assets, fell 8% in the second quarter. The stock was up 3% in the first half. CNH reported weak earnings following a decline in agricultural equipment sales and working capital, both of which we expected given the cyclical and seasonal nature of the business. After market skepticism over Fiat Chrysler’s five year plan weighed on the stock, EXOR senior executives John Elkann and Sergio Marchionne each purchased shares personally, indicating their confidence in the long-term prospects for the auto company. We completed the swap of our position in CNH Industrial for parent company EXOR.

Macau gaming company Melco International was down 17% YTD after a 10% second quarter decline. The price fell amid broader Macau gaming industry concerns, but Melco’s business was impacted very little by much of the negative news which included lower VIP gaming revenues, junket defaults, removal of illegal mobile credit card terminals from the gaming floor, restrictions on transit visas, and a smoking ban on the mass floor starting in October. Melco’s profits are heavily weighted to the mass market, with approximately 75% of EBITDA (earnings before interest, taxes, depreciation and amortization) now coming from non-VIP business. The industry revenue decline and junket issues were related to VIP guests and had little impact on Melco. Mass gaming continued to grow over 30% without any other issues appearing to affect traffic. CEO Lawrence Ho personally bought $21 million (HK$165mm) worth of stock in the second quarter, adding for the first time since September 2011 when we first initiated our Melco position. We also increased our ownership during the quarter.

We bought five new companies in the first half, all based outside of the U.S. In addition to Vopak and

We bought five new companies in the first half, all based outside of the U.S.

34	¡	Semi-Annual Report 2014	Global Fund

Global Fund Management Discussion

Sino Land in the first quarter, we added Hopewell, K. Wah, and Mineral Resources over the last three months. As these recent purchases indicate, we are currently seeing more opportunities in companies that are based in – or impacted by – macroeconomic factors in the Asia Pacific region. Broad macro fears of reduced Chinese consumer demand, as well as worries of a potential Chinese real estate bubble, have impacted companies as far ranging as Hong Kong real estate, Macau gaming, and Australian mining services. What separates the companies we have bought from others impacted by China fears are our management partners, most of whom are significant owner-operators with track records of value creation. Conversely, in Europe and particularly the U.S., many companies are reaching and surpassing intrinsic worth. We sold DIRECTV in the first quarter and TNT Express more recently. The Fund’s geographic distribution reflects the disparity in valuations – less than 40% of the portfolio is in U.S. companies while over one-third is in the Asia Pacific region.

The Fund’s price-to-value ratio (P/V) is in the mid-70s% with cash at 9%. This liquidity will give us agility when individual stocks from our on-deck list come into the range of our required discount to intrinsic value. We expect new purchases at deep discounts will make the P/V even more attractive, as should the strong value growth we anticipate our management partners delivering.

36	¡	Semi-Annual Report 2014	Global Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended June 30, 2014

	Since Inception 12/27/12	One Year	YTD
Global Fund	22.10%	31.29%	5.22%

MSCI World Index	21.92	24.05	6.18

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-US economic and political developments, exposure to non-US currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The December 31, 2013 total expense ratio for the Fund before limitation is 1.73%. The expense ratio is subject to fee waiver to the extent normal operating expenses exceed 1.65% of average annual net assets.

Global Fund	Longleaf Partners Funds	¡	37

Portfolio Summary

Portfolio Holdings at June 30, 2014

		Net Assets
Investments		90.6%

Level 3 Communications, Inc.	9.5

Melco International Development Limited	6.9

Cheung Kong Holdings Limited	6.7

EXOR S.p.A.	6.0

Chesapeake Energy Corporation (Common & Securities Sold Short)	5.4

News Corporation	4.8

Loews Corporation	4.7

K. Wah International Holdings Limited	4.5

OCI N.V.	4.5

The Bank of New York Mellon Corporation	4.3

Orkla ASA	4.2

Mineral Resources Limited	3.7

Genting Berhad (Common & Warrants)	3.5

Guinness Peat Group Plc	3.5

Hopewell Holdings Limited	3.4

Koninklijke Vopak N.V.	2.8

Koninklijke Philips N.V.	2.6

Murphy Oil Corporation	2.2

FedEx Corporation	1.8

Everest Re Group, Ltd.	1.6

Fairfax Financial Holdings Limited	1.3

Hochtief AG	1.3

Mondelez International, Inc.	0.9

Sino Land Company Limited	0.5

Cash Reserves		12.8

Other Assets and Liabilities, net		(3.4)

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2014 through

June 30, 2014

New Holdings	Quarter
Hopewell Holdings Limited	2Q

K. Wah International Holdings Limited	2Q

Koninklijke Vopak N.V.	1Q

Mineral Resources Limited	2Q

Sino Land Company Limited	1Q

Eliminations
CNH Industrial N.V.	2Q

DIRECTV	1Q

TNT Express NV	2Q

38	¡	Semi-Annual Report 2014	Global Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	20,807	$3,149,764	1.8%

Capital Markets
The Bank of New York Mellon Corporation (United States)	196,094	7,349,603	4.3

Commercial Services & Supplies
Mineral Resources Limited (Australia)	697,600	6,308,330	3.7

Construction & Engineering
Hochtief AG (Germany)	24,608	2,129,908	1.3
OCI N.V.* (Netherlands)	197,100	7,691,839	4.5

		9,821,747	5.8

Diversified Financial Services
EXOR S.p.A. (Italy)	250,700	10,295,075	6.0

Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	371,627	16,318,142	9.5

Food Products
Mondelez International, Inc. – Class A (United States)	39,718	1,493,794	0.9
Orkla ASA (Norway)	802,200	7,147,261	4.2

		8,641,055	5.1

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	1,187,649	3,694,990	2.2
Melco International Development Limited (Hong Kong)	3,878,388	11,734,646	6.9

		15,429,636	9.1

Industrial Conglomerates
Hopewell Holdings Limited (Hong Kong)	1,687,500	5,878,729	3.4
Koninklijke Philips N.V. (Netherlands)	139,256	4,419,085	2.6

		10,297,814	6.0

Insurance
Everest Re Group, Ltd. (Bermuda)	16,704	2,680,825	1.6
Fairfax Financial Holdings Limited (Canada)	4,802	2,278,120	1.3
Loews Corporation (United States)	184,215	8,107,302	4.7

		13,066,247	7.6

Media
News Corporation – Class A* (United States)	66,000	1,184,040	0.7
News Corporation – Class B* (United States)	402,000	7,014,900	4.1

		8,198,940	4.8

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation (United States)	311,700	9,687,636	5.7
Koninklijke Vopak N.V. (Netherlands)	98,900	4,834,630	2.8
Murphy Oil Corporation (United States)	56,708	3,769,948	2.2

		18,292,214	10.7

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	39

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)	642,029	$11,390,249	6.7%
K. Wah International Holdings Limited (Hong Kong)	11,032,000	7,700,650	4.5
Sino Land Company Limited (Hong Kong)	487,000	801,781	0.5

		19,892,680	11.7

Textiles, Apparel & Luxury Goods
Guinness Peat Group Plc* (New Zealand)	9,987,700	5,902,689	3.5

Total Common Stocks (Cost $136,132,514)		152,963,936	89.6

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $2,085,868)	2,511,262	2,244,572	1.3

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong) (Cost $257,895)	13,422,290	138,800	0.1

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/14, Repurchase price $21,879,000 (Collateral: $22,835,000 U.S. Treasury Bond, 3.33% due 2/15/42, Value $22,321,213)	21,879,000	21,879,000	12.8

Total Investments (Cost $160,355,277)(a)		177,226,308	103.8
Securities Sold Short		(520,455)	(0.3)

Other Assets and Liabilities, Net		(5,962,330)	(3.5)

Net Assets		$170,743,523	100.0%
Net asset value per share		$13.51

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $160,426,702. Net unrealized appreciation of $16,871,031 consists of unrealized appreciation and depreciation of $18,604,667 and $(1,733,636), respectively.

Note: Country listed in parenthesis after each company indicates location of headquarters.

Securities Sold Short

	Share Quantity	Market Value	% of Net Assets
Energy Equipment & Services
Seventy Seven Energy Inc. (United States) (Proceeds $530,930)	(22,100)	$(520,455)	(0.3)%

See Notes to Financial Statements

40	¡	Semi-Annual Report 2014	Global Fund

Portfolio of Investments

Country Weightings

	Stocks & Warrants	Net Assets
United States	37.2%	33.6%

Hong Kong	24.2	22.0

Netherlands	11.0	9.9

Italy	6.7	6.0

Norway	4.6	4.2

Australia	4.1	3.7

Malaysia	3.8	3.5

New Zealand	3.8	3.5

Bermuda	1.7	1.6

Canada	1.5	1.3

Germany	1.4	1.3

	100.0%	90.6

All other, net		9.4

		100.0%

See Notes to Financial Statements

42	¡	Semi-Annual Report 2014

Statements of Assets and Liabilities	at June 30, 2014 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets

Investments:
Affiliated securities, at market value (cost $900,657,709, $806,142,659, $205,724,906, and $0 respectively) (Note 2 and 7)	$1,198,466,909	$1,161,198,840	$171,161,873	$–

Other securities, at market value (cost $5,596,268,740, $2,272,740,024, $1,334,590,806, and $160,355,277 respectively) (Note 2)	7,435,552,587	2,830,047,989	1,661,771,913	177,226,308

Total Investments	8,634,019,496	3,991,246,829	1,832,933,786	177,226,308

Cash	609	160	175	186

Receivable for:

Securities sold	33,038,169	458,280,028	–	705,734

Dividends and interest	2,405,052	1,841,169	4,351,524	194,673

Fund shares sold	716,213	1,325,432	453,916	25,352

Foreign tax reclaims	–	–	368,121	14,903

Prepaid assets	47,354	22,165	158,325	86

Total Assets	8,670,226,893	4,452,715,783	1,838,265,847	178,167,242

Liabilities

Payable for:
Fund shares redeemed	12,452,117	1,701,448	302,207	–

Securities purchased	–	22,569,853	8,149,997	6,695,268

Securities sold short, at fair value (proceeds $33,038,169, $0, $0, and $530,930 respectively)	31,297,950	–	–	520,455

Options written (premiums received $22,858,826) (Note 12)	5,674,929	–	–	–

Investment counsel fee (Note 3)	5,534,074	2,864,644	1,653,980	158,411

Administration fee (Note 4)	726,552	370,628	156,905	14,081

Other accrued expenses	627,907	149,737	141,806	35,504

Total Liabilities	56,313,529	27,656,310	10,404,895	7,423,719

	$8,613,913,364	$4,425,059,473	$1,827,860,952	$170,743,523

Net Assets
Net assets consist of:

Paid-in capital	$5,714,417,500	$3,033,773,522	$1,422,500,193	$151,519,314

Undistributed net investment income (loss)	47,712,380	(1,482,572)	47,293,516	728,461

Accumulated net realized gain on investments and foreign currency	695,766,321	480,404,377	65,412,925	1,629,989

Unrealized gain on investments and foreign currency	2,156,017,163	912,364,146	292,654,318	16,865,759

Net Assets	$8,613,913,364	$4,425,059,473	$1,827,860,952	$170,743,523

Net asset value per share	$36.14	$35.46	$18.24	$13.51

Fund shares issued and outstanding	238,371,411	124,786,495	100,221,336	12,637,277

See Notes to Financial Statements

Longleaf Partners Funds	¡	43

Statements of Operations	For the Six Months Ended June 30, 2014 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $0, $688,207, $2,156,584, and $124,481 respectively)	$83,303,799	$7,544,326	$55,392,946	$1,813,375

Dividends from affiliates (no foreign tax withheld) (Note 7)	1,461,500	9,781,084	2,002,154	–

Interest from non-affiliates	281,958	233,010	38,825	60

Total Income	85,047,257	17,558,420	57,433,925	1,813,435

Expenses:

Investment counsel fee (Note 3)	31,619,465	16,229,937	9,691,430	768,694

Administration fee (Note 4)	4,149,810	2,097,873	919,554	68,329

Transfer agent fees and expenses	1,283,138	311,671	252,819	5,238

Prospectus and shareholder reports	343,330	102,922	49,663	7,539

Trustees’ fees and expenses	142,939	142,939	142,939	142,939

Custodian fees and expenses	59,507	15,620	109,592	14,777

Professional fees	41,409	41,409	55,044	37,937

Registration fees	34,365	31,097	19,688	26,549

Other	125,042	66,887	34,397	7,019

Total Expenses	37,799,005	19,040,355	11,275,126	1,079,021

Net Investment Income (loss)	47,248,252	(1,481,935)	46,158,799	734,414

Realized and Unrealized Gain(Loss):

Net realized gain(loss):

Non-affiliated securities	539,366,735	156,958,409	134,275,510	1,630,249

Affiliated securities (Note 7)	–	308,434,771	–	–

Swap contracts (Note 11)	–	(20,037,574)	28,716,305	–

Forward currency contracts (Note 11)	–	–	649,081	–

Foreign currency transactions	30,649	(637)	(54,606)	(5,953)

Net Gain	539,397,384	445,354,969	163,586,290	1,624,296

Change in Unrealized Appreciation(Depreciation):

Non-affiliated securities	(173,090,096)	57,518,695	(136,441,675)	4,979,094

Affiliated securities (Note 7)	149,218,808	(126,367,114)	(21,815,424)	–

Forward currency contracts (Note 11)	–	–	(1,396,441)	–

Options written (Note 11)	5,038,488	–	–	–

Swap contracts (Note 11)	–	–	(19,791,130)	–

Other assets and liabilities	1,740,219	–	29,218	(5,488)

Change in Net Unrealized Appreciation(Depreciation)	(17,092,581)	(68,848,419)	(179,415,452)	4,973,606

Net Realized and Unrealized Gain(Loss)	522,304,803	376,506,550	(15,829,162)	6,597,902

Net Increase in Net Assets Resulting from Operations	$569,553,055	$375,024,615	$30,329,637	$7,332,316

See Notes to Financial Statements

44	¡	Semi-Annual Report 2014

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:

Net investment income (loss)	$47,248,252	$20,798,530	$(1,481,935)	$(9,697,340)

Net realized gain from investments and foreign currency transactions	539,397,384	688,971,198	445,354,969	534,843,069

Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(17,092,581)	1,564,685,994	(68,848,419)	519,794,744

Net increase in net assets resulting from operations	569,553,055	2,274,455,722	375,024,615	1,044,940,473

Distributions to Shareholders:

From net investment income	–	(20,343,744)	–	–

From net realized gain on investments	–	(247,918,001)	–	(570,019,242)

Net decrease in net assets resulting from distributions	–	(268,261,745)	–	(570,019,242)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	202,954,889	498,162,969	188,181,114	539,499,976

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	249,351,112	–	533,915,240

Cost of shares redeemed	(759,136,337)	(1,848,476,657)	(264,779,664)	(806,502,541)

Net increase (decrease) in net assets from fund share transactions	(556,181,448)	(1,100,962,576)	(76,598,550)	266,912,675

Total increase in net assets	13,371,607	905,231,401	298,426,065	741,833,906

Net Assets:
Beginning of period	8,600,541,757	7,695,310,356	4,126,633,408	3,384,799,502

End of period	$8,613,913,364	$8,600,541,757	$4,425,059,473	$4,126,633,408

Undistributed net investment income included in net assets at end of period	$47,712,380	$433,479	$(1,482,572)	$–

See Notes to Financial Statements

Longleaf Partners Funds	¡	45

International Fund		Global Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$46,158,799	$5,976,093	$734,414	$(251,535)

163,586,290	12,794,028	1,624,296	56,141

(179,415,452)	394,764,045	4,973,606	11,892,153

30,329,637	413,534,166	7,332,316	11,696,759

–	(5,078,816)	–	–

–	–	–	–

–	(5,078,816)	–	–

75,261,683	149,184,991	50,404,951	103,356,309

–	4,492,279	–	–

(105,497,469)	(238,405,190)	(469,646)	(1,587,164)

(30,235,786)	(84,727,920)	49,935,305	101,769,145

93,851	323,727,430	57,267,621	113,465,904

1,827,767,101	1,504,039,671	113,475,902	9,998

$1,827,860,952	$1,827,767,101	$170,743,523	$113,475,902

$47,293,516	$1,189,323	$728,461	$–

See Notes to Financial Statements

46	¡	Semi-Annual Report 2014

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and the Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	47

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

When-Issued Securities

The Funds may trade on a when-issued basis when a security has been authorized but not yet issued. In a when-issued transaction, securities are purchased or sold but delivery or settlement is delayed until the underlying stock is issued. Transactions in when-issued securities are subject to market fluctuations and risk of loss prior to settlement. Their value is determined in the same manner as other securities.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of

48	¡	Semi-Annual Report 2014

Notes to Financial Statements

securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement will be accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the

Longleaf Partners Funds	¡	49

use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features on Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%

In excess of $500 million	1.00%

50	¡	Semi-Annual Report 2014

Notes to Financial Statements

For the International Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

The Global Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.125%

In excess of $500 million	1.00%

For the Global Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.65% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$82,228,785	$882,245,486

Small-Cap Fund	418,127,380	886,517,606

International Fund	642,741,117	419,534,295

Global Fund	63,721,286	9,194,662

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	5,965,956	5,576,731	4,117,071	3,833,862

Shares redeemed	(22,393,737)	(7,923,134)	(5,775,052)	(35,867)

	(16,427,781)	(2,346,403)	(1,657,981)	3,797,995

	Year Ended December 31, 2013
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	16,489,626	16,945,800	9,489,933	8,990,215

Reinvestment of shareholder distributions	7,728,681	17,289,978	250,825

Shares redeemed	(61,007,416)	(24,322,804)	(14,980,415)	(151,933)

	(36,789,109)	9,912,974	(5,239,657)	8,838,282

Longleaf Partners Funds	¡	51

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares at June 30, 2014	Market Value at
		June 30, 2014	December 31, 2013
Partners Fund

CONSOL Energy Inc.	11,692,000	$ 538,650,440	$ 444,763,680

Level 3 Communications, Inc.*	15,026,565	659,816,469	498,431,161

		1,198,466,909	943,194,841

Small-Cap Fund

DineEquity, Inc.(a)	204,900	16,287,501	105,411,192

Empire State Realty Trust, Inc. – Class A	12,270,850	202,469,025	187,744,005

Graham Holdings Company – Class B	428,000	307,351,080	283,900,960

Hopewell Holdings Limited	54,532,000	189,972,646	85,251,651

Texas Industries, Inc.*	2,749,499	253,943,728	516,589,866

Vail Resorts, Inc.	2,477,000	191,174,860	186,344,710

		1,161,198,840	1,365,242,384

International Fund

K. Wah International Holdings Limited	155,199,000	108,333,323	8,987,478

Manabi S.A. – Class A Preferred*	91,000	62,828,550	77,882,577

		$ 171,161,873	$ 86,870,055

	Purchases	Sales	Dividend Income
Partners Fund

CONSOL Energy Inc.	$–	$–	$1,461,500

Small-Cap Fund

DineEquity, Inc.(a)	–	85,536,972	1,257,790

Empire State Realty Trust, Inc. – Class A	–	–	2,086,045

Graham Holdings Company – Class B	–	–	2,182,800

Hopewell Holdings Limited	101,120,262	–	2,198,539

Texas Industries, Inc.*	–	440,113,924	–

Vail Resorts, Inc.	–	–	2,055,910

	101,120,262	525,650,896	9,781,084

International Fund

K. Wah International Holdings Limited	106,535,355	–	2,002,154

*	Non-income producing

(a)	Not an affiliate at the end of the period.

Note 8. Illiquid Securities

The International Fund owns 91,000 shares of Manabi S.A. Class A Preferred. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Prior to an initial public offering,

52	¡	Semi-Annual Report 2014

Notes to Financial Statements

shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post-offering lock up period as required by underwriters, the BM&FBOVESPA or Brazil’s CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 3.4% of the International Fund’s net assets at June 30, 2014 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Note 9. Related Ownership

At June 30, 2014, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

Percent of Fund
Partners Fund	8.4%

Small-Cap Fund	7.5

International Fund	21.3

Global Fund	55.6

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2014 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund

Common Stock	$6,299,974,554	$–	$–	$6,299,974,554

Preferred Stock	–	79,664,925	–	79,664,925

Short-Term Obligations	2,180,658,976	–	–	2,180,658,976

Options Purchased	–	73,721,041	–	73,721,041

Options Written	–	(5,674,929)	–	(5,674,929)

Total	8,480,633,530	147,711,037	–	8,628,344,567

Longleaf Partners Funds	¡	53

	Level 1	Level 2	Level 3	Total Value
Small-Cap Fund

Common Stock	$2,624,586,078	$–	$–	$2,624,586,078

Short-Term Obligations	1,364,704,130	–	–	1,364,704,130

Options Purchased	–	1,956,621	–	1,956,621

Total	3,989,290,208	1,956,621	–	3,991,246,829

International Fund

Common Stock	1,562,484,225	–	–	1,562,484,225

Preferred Stock	–	–	62,828,550	62,828,550

Short-Term Obligations	174,194,931	–	–	174,194,931

Warrants	31,282,151	–	–	31,282,151

Options Purchased	–	2,143,929	–	2,143,929

Total	1,767,961,307	2,143,929	62,828,550	1,832,933,786

Global Fund

Common Stocks	152,963,936	–	–	152,963,936

Short-Term Obligations	21,879,000	–	–	21,879,000

Options Purchased	138,800	–	–	138,800

Warrants	–	2,244,572	–	2,244,572

Total	$174,981,736	$2,244,572	$–	$177,226,308

The Level 3 holdings at June 30, 2014 are valued by taking into account company specific developments and other relevant factors. These other factors include: transactions in company shares; the value assigned to the investment in any subsequent capital raises; broker quotes, if available; trading multiples of comparable public companies, and other significant events (e.g., government action or natural disaster) that could impact values.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2014:

Level 3 Holding	International Fund
Fair value beginning of period	$77,882,577

Unrealized loss	(15,054,027)

Fair value at June 30, 2014	$62,828,550

Note 11. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

54	¡	Semi-Annual Report 2014

Notes to Financial Statements

With both purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without tying up cash.

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at June 30, 2014:

	Statement of Assets and Liabilities
	Location	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Options Purchased	Other securities, at market value	$73,721,041	$1,956,621	$2,143,929	$138,800

Options Written	Payable for options written	(5,674,929)	–	–	–

		$68,046,112	$1,956,621	$2,143,929	$138,800

	Impact of Derivatives on Statement of Operations
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net realized gain (loss):

Swap contracts	$–	$(20,037,574)	$28,716,305	$–

Forward currency contracts	–	–	649,081	–

	–	(20,037,574)	29,365,386	–

Change in unrealized appreciation (depreciation)

Non-affiliated securities (Options purchased)	19,835,733	(1,623,553)	(1,771,414)	(119,095)

Options written	5,038,488	–	–	–

Swap contracts	–	–	(19,791,130)	–

Forward currency contracts	–	–	(1,396,441)	–

	24,874,221	(1,623,553)	(22,958,985)	(119,095)

For the period ended June 30, 2014, the average volume of derivative activities were as follows:

	Options Purchased Cost	Options Written Premiums	Swap Contracts Value	Forward Currency Contracts Unrealized
Partners Fund	$30,018,784	$22,858,826	$–	$–

Small-Cap Fund	1,481,689	–	1,315,612	–

International Fund	1,649,656	–	–	384,943

Global Fund	91,558	–	4,553,728	–

Longleaf Partners Funds	¡	55

Note 12. Collateral

The table below summarizes collateral related to each derivative type held at June 30, 2014. Derivative assets and liabilities are presented in the Statement of Assets and Liabilities at their gross amount. In the Small-Cap Fund, the amount pledged is greater than the amount shown due to over collateralization.

Partners Fund	Gross Amount in Statement of Assets and Liabilities	Collateral Pledged (Received)	Net Amount
Derivative Assets

Options purchased	$73,721,041	$(73,004,793)	$716,248

Derivative Liabilities

Options Written	(5,674,929)	5,619,793	(55,136)

Small-Cap Fund

Derivative Liabilities

Payable for securities purchased	(20,037,574)	20,037,574	–

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 14. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

56	¡	Semi-Annual Report 2014

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Distri- butions from Return of Capital
Partners Fund

Six Months Ended June 30, 2013 (Unaudited)	$33.75	$0.19	$2.20	$2.39	$–	$–	$–

Year Ended December 31,

2013	26.39	0.09	8.34	8.43	(0.08)	(0.99)	–

2012	26.65	0.31	3.95	4.26	(0.27)	(4.25)	–

2011	28.26	0.12	(0.91)	(0.79)	(0.13)	(0.69)	–

2010	24.09	0.07	4.24	4.31	(0.14)	–	–

2009	15.69	0.06	8.35	8.41	(0.01)	–	–

Small-Cap Fund

Six Months Ended June 30, 2013 (Unaudited)	32.46	(0.01)	3.01	3.00	0.00	–	–

Year Ended December 31,

2013	28.88	0.00	8.54	8.54	–	(4.96)	–

2012	25.23	0.03	5.67	5.70	(0.03)	(2.02)	–

2011	26.52	0.04	0.45	0.49	(0.01)	(1.77)	–

2010	21.77	0.03	4.83	4.86	(0.11)	–	–

2009	14.58	0.08	7.11	7.19	–	–	–

International Fund

Six Months Ended June 30, 2013 (Unaudited)	17.94	0.47	(0.17)	0.30	0.00	–	–

Year Ended December 31,

2013	14.04	0.06	3.89	3.95	(0.05)	–	–

2012	11.90	0.26	2.25	2.51	(0.24)	(0.13)	–

2011	15.34	0.17	(3.28)	(3.11)	(0.21)	(0.12)	–

2010	13.66	0.12	1.75	1.87	(0.19)	–	–

2009	11.09	0.07	2.50	2.57	–	–	–

Global Fund

Six Months Ended June 30, 2013 (Unaudited)	12.84	0.07	0.60	0.67	0.00	–	–

Year Ended December 31,

2013	10.00	(0.03)	2.87	2.84	–	–	–

Inception December 27, 2012 to December 31, 2012	10.00	–	–	–	–	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver for the periods ended December 31, 2013 and 2012 were 1.73% and 96.24%, respectively.

Longleaf Partners Funds	¡	57

Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$36.14	7.08%	$8,613,913	0.91%	0.56%	1.32%

(1.07)	33.75	32.12	8,600,542	0.91	0.25	22.73

(4.52)	26.39	16.53	7,695,310	0.91	0.90	25.53

(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55

(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	35.46	9.24	4,425,059	0.91	(0.04)	15.79

(4.96)	32.46	30.45	4,126,633	0.91	(0.24)	20.41

(2.05)	28.88	22.96	3,384,800	0.92	0.04	16.09

(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	21.77	49.31	2,500,501	0.95	0.45	12.93

–	18.24	1.67	1,827,861	1.23	2.49	26.89

(0.05)	17.94	28.14	1,827,767	1.27	0.36	36.12

(0.37)	14.04	21.23	1,504,040	1.29	0.84	22.59

(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	13.66	23.17	2,165,459	1.59	0.55	20.15

–	13.51	5.22	170,744	1.58	0.53	7.95

–	12.84	28.40	113,475	1.65	(0.55)	4.14

–	10.00	–	10	1.65	–	–

58	¡	Semi-Annual Report 2014

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2013 and held through June 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns

for the Period December 31, 2013 to June 30, 2014

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,070.83	1,092.42	1,016.72	1,052.19

Expenses Paid During the Period	4.67	4.72	6.15	8.04

Annualized Expense Ratio for Period	0.91%	0.91%	1.23%	1.58%

Longleaf Partners Funds	¡	59

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return

for the Period December 31, 2013 to June 30, 2014

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,020.28	1,020.28	1,018.70	1,016.96

Expenses Paid During the Period	4.56	4.56	6.16	7.90

Annualized Expense Ratio for Period	0.91%	0.91%	1.23%	1.58%

Longleaf Partners Funds	¡	61

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, Option 1, or visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the

SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

In addition to Form N-Q, Longleaf publishes reports for each calendar quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	63

Service Directory

Call (800)445-9469

Fund Information  ¡  Option 1

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices  ¡  Option 2

For automated reporting 24 hours a day, seven days a week.

Account Information  ¡  Option 3

For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

Shareholder Inquiries  ¡  Option 0

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800)445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open

Sm-Cap	LLSCX	543069207	134	Closed 7/31/97

Intl	LLINX	543069405	136	Open

Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2014 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 18, 2014

By	/s/ Julie M. Bishop
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 18, 2014

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.CERT

CERTIFICATION

I, O. Mason Hawkins, certify that:

1.	I have reviewed this report on Form N-CSR of Longleaf Partners Funds Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 18, 2014

/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.

Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.CERT

CERTIFICATION

I, Julie M. Bishop, certify that:

1.	I have reviewed this report on Form N-CSR of Longleaf Partners Funds Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 18, 2014

/s/ Julie M. Bishop
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset Management, Inc.

Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1)	The Form N-CSR of Longleaf Partners Funds Trust (the “Issuer”) and its separate series for the period ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By	/s/ O. Mason Hawkins	Date: August 18, 2013
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

The undersigned hereby certifies, to the best of her knowledge, that:

1)	The Form N-CSR of Longleaf Partners Funds Trust (the “Issuer”) and its separate series for the period ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By	/s/ Julie M. Bishop	Date: August 18, 2014
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset Management, Inc.
Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.